[GRAPHIC OMITTED]
                                PICTURE OF FLAGS

                     GABELLI INTERNATIONAL GROWTH FUND, INC.

                      FIRST QUARTER REPORT - MARCH 31, 2003

                                [GRAPHIC OMITTED]
                             PICTURE OF CAESAR BRYAN


                                                                    CAESAR BRYAN

TO OUR SHAREHOLDERS,

      All of the gains that were made during the fourth quarter were given up during a miserable first quarter. Weak economic news combined with uncertainties surrounding the situation in Iraq led investors to sell equities in favor of cash and fixed income securities. It was particularly disappointing that most markets fell to new lows well below the levels recorded in October of last year.

      For the first quarter of 2003 the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index declined by 8.1%. All the major European markets performed poorly. Germany fell by 12.5%, France by 11.3% and the United Kingdom by 8.8%. Spain rose by 1.7% helped by a recovery in South America where many Spanish companies have significant activities, and some other smaller European markets such as Ireland and Denmark rose slightly. Japan, as measured by the Topix Index, declined by 5.7% as did the other major South East Asian markets such as Korea (-17.2%), Hong Kong (-6.1%) and Singapore (-6.5%). Canada and Australia turned in small gains helped by a strong currency performance as investors sought out higher yielding currencies.

      The Gabelli International Growth Fund, Inc. (the "Fund") lost 9.1% for the first quarter, which compares to a decline of 8.3% for the average international growth fund monitored by Lipper Inc.

MULTI-CLASS SHARES

      The Fund began offering additional classes of Fund shares in March 2000. Class AAA Shares are no-load shares offered directly by selected broker/dealers. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. The Board of Directors determined that expanding the types of Fund shares available through various distribution options will enhance the ability of the Funds to attract additional investors.

INVESTMENT RESULTS (CLASS AAA SHARES) (A)
--------------------------------------------------------------------------------
                                          Quarter
                          -----------------------------------------
                            1ST        2ND        3RD        4TH       YEAR
                            ---        ---        ---        ---       ----
2003: Net Asset Value .....$10.72      --         --         --          --
      Total Return ........ (9.1)%     --         --         --          --
--------------------------------------------------------------------------------
2002: Net Asset Value .....$14.02     $13.73     $11.35     $11.79     $11.79
      Total Return ........  2.0%      (2.1)%    (17.3)%      4.0%     (14.1)%
--------------------------------------------------------------------------------
2001: Net Asset Value .....$15.20     $15.57     $13.14     $13.74     $13.74
      Total Return ........(16.9)%      2.4%     (15.6)%      6.2%     (23.7)%
--------------------------------------------------------------------------------
2000: Net Asset Value .....$24.34     $21.45     $20.07     $18.29     $18.29
      Total Return ........  6.7%     (11.9)%     (6.4)%     (5.1)%    (16.5)%
--------------------------------------------------------------------------------
1999: Net Asset Value .....$15.94     $16.38     $17.40     $22.82     $22.82
      Total Return ........  2.0%       2.8%       6.2%      36.9%      52.4%
--------------------------------------------------------------------------------
1998: Net Asset Value .....$17.03     $17.58     $14.74     $15.63     $15.63
      Total Return ........ 18.3%       3.2%     (16.2)%     14.7%      17.4%
--------------------------------------------------------------------------------
1997: Net Asset Value .....$13.51     $14.67     $15.31     $14.40     $14.40
      Total Return ........  0.7%       8.6%       4.4%      (5.9)%      7.3%
--------------------------------------------------------------------------------
1996: Net Asset Value .....$11.71     $12.55     $12.53     $13.42     $13.42
      Total Return ........  6.6%       7.2%      (0.2)%      7.1%      22.2%
--------------------------------------------------------------------------------
1995: Net Asset Value ..... --         --        $10.57     $10.98     $10.98
      Total Return ........ --         --          5.7%(b)    3.9%       9.8%(b)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                          AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003 (A)
                          -------------------------------------------------
                                                                                     SINCE
                                           QUARTER   1 YEAR    3 YEAR    5 YEAR  INCEPTION (B)
                                           -------   ------    ------    ------  -------------
Gabelli International Growth Fund
  Class AAA ...............................(9.08)%   (23.47)%  (22.45)%  (5.53)%     3.25%

MSCI EAFE Index ...........................(8.13)%   (23.30)%  (19.30)%  (6.86)%    (0.68)%
Lipper International Fund Average .........(8.33)%   (24.60)%  (20.49)%  (6.92)%     0.11%
----------------------------------------------------------------------------------------------

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The MSCI EAFE Index is an unmanaged indicator of international stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized. See page 6 for performance of other share classes.
(b) From commencement of investment operations on June 30, 1995.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

OUR APPROACH

      We purchase attractively valued companies that we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

INTERNATIONAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2003. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                     HOLDINGS BY GEOGRAPHIC REGION - 3/31/03
                                [GRAPHIC OMITTED]
                               PLOT POINTS FOLLOW:

                    OTHER                              18.8%
                    UNITED KINGDOM                     18.2%
                    JAPAN                              14.7%
                    FRANCE                             14.4%
                    SWITZERLAND                        13.5%
                    IRELAND                             9.2%
                    ITALY                               6.4%
                    AUSTRALIA                           4.8%

COMMENTARY

      The Iraq situation dominated the news during the quarter and markets actually rallied in response to the start of hostilities. It was almost a relief that the endless back and forth between the U.S. and the United Nations had come to an end, especially as most believed that a military conflict appeared to be inevitable in the absence of a total Iraqi capitulation. In the run up to the start of the hostilities, equity markets outside the U.S. fell to new bear market lows.

      In our year-end letter we spoke about equity valuations in Europe highlighting that many leading companies trade at multiples of earnings in the mid-teens or less and yield more than the prevailing ten-year Government bond yield. In Japan, the equity market yields more than twice the ten-year Japanese Government bond yield and the earnings yield of the stock market (the inverse of the price/earnings multiple) is about five times the yield in the ten-year Government bond. Of course, it helps that the ten-year Government bond yielded a world record low 70 basis points (yes that's less than 1%) at the end of March. Based on historic relationships, either the Japanese equity market is massively undervalued or the bond market is way over-priced. Probably it is both.

      The economic backdrop is not particularly encouraging, but bull markets generally do not start when the economic gurus are forecasting sunny skies and warm temperatures. In Europe, forecasts for economic growth are continually being nudged downwards and over recent months the larger economies such as Germany and France probably did not grow at all. Germany is forecasted to grow by 0.4% this year and the Euro Zone by 1%. European economies are constrained by the fiscal limits imposed by the Stability Pact, which means that governments are restrained from undertaking any fiscal stimulus because of high budget deficits. On the monetary side, there certainly remains scope for the European Central Bank ("ECB") to cut rates, which currently stand at 2.5%. Indeed, the recent strength of the euro is tantamount to a tightening of monetary policy. So all things being equal, the ECB should reduce interest rates to counter the effects of a rising euro. In the next few months, we expect the ECB to cut interest rates sharply, perhaps by 1%. This, combined with lower oil prices, should boost European economies.

      The export-led growth spurt in Japan now appears to be wearing off. Higher exports to the U.S. in 2002 resulted in higher industrial production, better wage growth and a rise in business investment. These trends now appear to have reversed. Exports to the U.S. fell noticeably in February and March, which has resulted in a decline in industrial production. Similarly, overtime hours worked are falling, as are private machinery orders. The fear is that if export demand to the U.S. fails to recover, Japan will suffer a weak economy for the rest of 2003 as firms shed labor. Excess capacity has yet to be taken out of the economy. Bad loans have been written off but not called. Early in the new year, Mr. Fukui was appointed Governor of the Bank of Japan, but, as yet, he has offered no new policy initiatives. The critical financial year-end period at the end of March came and went without incident. However, those who expected a bounce in the market in the new financial year were disappointed. Further selling pressure from pension plans known as Daiko Henjo battered the market.

INVESTMENT SCORECARD

      Among the better performers during the quarter were CRH, RTL Group, Invik and Altadis. CRH, an Irish-based building materials company, recovered along with the Irish market as investors focused on its low valuation and excellent long-term track record. One of the Fund's other Irish-based stocks, Bank of Ireland, also appreciated during the quarter. RTL, Europe's largest broadcaster, and Invik, a Swedish holding company, recovered from depressed levels. Altadis, the Franco-Spanish cigarette and cigar company, continues to benefit from its stable business performance as investors re-rate the stock.

      Among the Fund's larger holdings that performed poorly were Harmony Gold Mining, Richemont, Aventis and Sanofi-Synthelabo. Harmony suffered from the unexpected and probably unsustainable strength of the Rand, which cut sharply into its margins. We expect its share price to recover as the Rand weakens and the price of gold rallies. Richemont, which is a luxury goods manufacturer and retailer, suffered from the decline in travel. However, with less travelers, especially in the Far East, many may stay home and shop. Aventis and Sanofi-Synthelabo are French-based pharmaceutical companies that suffered as investors grew fearful of the long-term growth potential of pharmaceutical stocks. We believe company fundamentals are sound and at current prices the stocks are cheap. European investors became short-term orientated during the quarter and many growth stocks, which trade on a higher multiple of earnings, were sold. Of course, a cautious approach is understandable bearing in mind that the market was blindsided by the announcement of the apparent fraud at Ahold, one of Europe's largest companies and a major force in global food retailing. This was a major blow to investors as many Europeans believed that corporate fraud was largely limited to the U.S.

      During the quarter we sold five holdings including Shimano and Fast Retailing in Japan and Interbrew, Gas Natural and Parmalat in Europe. In the case of Interbrew, we had a growing concern about their ability to execute their strategy of consolidating the brewing sector. Gas Natural made a foolish move, in our judgment, to buy a competitor in Spain and we sold our holding. We also made five new additions to the portfolio. These included: Mediaset, the Italian television broadcaster; Telefonica Moviles, the cellular telephone subsidiary of Telefonica; Eni, the large Italian oil company; and Gallaher, a U.K. listed tobacco company whose brand names include Benson and Hedges.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of March 31, 2003.

ALTADIS SA (ALT.P - $24.38 - PARIS STOCK EXCHANGE) is the product of the merger between the largest tobacco companies in France and Spain. The company controls the leading cigarette brands in both countries and is also involved in the logistics business. Altadis is also the largest cigar company in the world with the rights to sell Cuban cigars in world markets. Since the merger, management has been able to reduce the number of manufacturing plants, thus increasing profits.

CRH PLC (CRH.L - $14.29 - LONDON STOCK EXCHANGE) is a Dublin, Ireland-based international building materials company that has an excellent long-term track record of increasing earnings per share. CRH is a leading producer and distributor of a wide range of building products and materials that has grown by making acquisitions that are complimentary to its existing operations. CRH's diversity in its product line and geographic reach keep this company well protected against a slow down in any one particular product segment or country. This global presence should contribute to CRH's continued growth.

HARMONY GOLD MINING CO. LTD. (HMY - $12.23 - NYSE; HARJ.J - $12.40 - JOHANNESBURG STOCK EXCHANGE) has graduated from a medium-sized gold company to one of the world's largest with annual production of about 3.3 million ounces of gold. The company has developed a core competency in mining low-grade ore very efficiently. Harmony Gold has applied these skills to other poorly managed mines with great success. Because the company is unhedged (no short gold positions), any increase in the gold price will likely have a very positive impact on both profits and reserves.

IRISH LIFE & PERMANENT PLC (IPM.L - $10.33 - LONDON STOCK EXCHANGE) is the third largest financial institution in Ireland. The company offers a broad array of financial products to consumers in Ireland. Expansion into overseas markets has been reversed, making Irish Life & Permanent a pure play on the exciting growth prospects for the Irish economy.

NOVARTIS AG (NOVN.S - $37.03 - VIRT-X STOCK EXCHANGE) is one of the world's premier health care companies with over $20 billion in sales. Apart from pharmaceuticals, the company has important activities in generics, consumer health products, animal health, and eye care, through CIBA Vision. Management has moved the company's focus from life sciences to becoming a pure pharmaceutical business, and will divest certain non-core activities. The company has invested in marketing and sales ahead of a number of important product introductions. Novartis has about $8 billion of net cash that can be used for acquisitions and stock buy backs.

TOTAL FINA ELF SA (FP.FP - $126.58 - PARIS STOCK EXCHANGE) is one of the world's leading oil companies that has organized itself into three divisions: upstream, downstream and chemicals. Total Fina Elf produces 2.4 million barrels of oil per day making it the fifth largest quoted oil and gas company. The company is also Europe's largest oil refiner and marketer and has significant chemical interests. Total Fina Elf is well positioned to benefit from higher oil prices and is seeking to improve refining and chemical margins.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                          MAY                    JUNE               JULY
                          ---                    ----               ----
      1st Tuesday         Howard Ward            Howard Ward        Howard Ward
      1st Wednesday       Henry Van der Eb       Susan Byrne        Caesar Bryan
      2nd Wednesday       Caesar Bryan           Walter Walsh       Charles Minter & Martin Weiner
      3rd Wednesday       Elizabeth Lilly        Ivan Arteaga       Hartswell Woodson
      4th Wednesday       Barbara Marcin         Barbara Marcin     Ivan Arteaga
      5th Wednesday                                                 Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Is the bear market over? Obviously we don't know, but three observations can be made. First, there has been a return of merger and acquisition activity, especially in Europe. Second, valuations are attractive assuming a reasonable economic outlook. Companies have cut costs which has helped earnings. Last, the bear market in Europe is three years old and presumably much of the excess has been purged. Time will tell whether there is a post-war economic bounce and how sustainable it is. We primarily focus on bottom up stock ideas with a concentration on companies that can show top line growth in the current low-growth environment. However, in this context we remain fairly cautious in our economic outlook. It will be nice to be proved wrong, in which case some of our economically sensitive holdings should perform well.

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GIGRX for Class AAA Shares. Please call us during the business day for further information.

                                           Sincerely,

                                           /S/ CAESAR BRYAN

                                           CAESAR BRYAN
                                           Portfolio Manager

May 9, 2003

------------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS -- MARCH 31, 2003(A)
                             -------------------------------------------
                    CLASS AAA SHARES  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                    ----------------  --------------  --------------  --------------
  1 Year ..............  (23.47)%       (22.68)%         (24.03)%        (24.09)%
                                        (27.14)%(c)      (28.79)%(d)     (25.04)%(d)
  5 Year ..............   (5.53)%        (5.28)%          (5.85)%         (5.87)%
                                         (6.40)%(c)       (6.15)%(d)      (5.87)%(d)
  Life of Fund (b) ....    3.25%          3.42%            3.02%           3.01%
                                          2.63%(c)         3.02%(d)        3.01%(d)
------------------------------------------------------------------------------------

  (a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on July 25, 2001, January 17, 2001 and December 17, 2000, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares.
  (b) Performance is calculated from inception of Class AAA Shares on June 30, 1995.
  (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period.
  (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
      Note:  Investing  in  foreign  securities  involves  risks not  ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
             COMMON STOCKS -- 97.5%
             AEROSPACE -- 0.4%
     65,000  BAE Systems plc (a) ...............$   115,071
                                                -----------
             BROADCASTING -- 5.4%
     85,000  Mediaset SpA (a) ..................    645,555
     13,000  Nippon Broadcasting System Inc. ...    299,292
     25,575  NRJ Group .........................    314,239
     10,000  RTL Group .........................    343,729
                                                -----------
                                                  1,602,815
                                                -----------
             BUILDING AND CONSTRUCTION -- 3.6%
     75,750  CRH plc (a) .......................  1,082,828
                                                -----------
             COMPUTER SOFTWARE AND SERVICES -- 0.4%
     15,000  Capcom Co. Ltd. ...................    130,671
                                                -----------
             CONSUMER PRODUCTS -- 13.3%
     50,000  Altadis SA ........................  1,218,874
     17,000  Christian Dior SA .................    558,369
     69,000  Compagnie Financiere Richemont AG,
              Cl. A ............................    941,981
     25,000  Gallaher Group plc ................    241,049
      5,500  Nintendo Co. Ltd. (a) .............    445,269
      7,000  Swatch Group AG, Cl. B ............    580,113
                                                -----------
                                                  3,985,655
                                                -----------
             ELECTRONICS -- 4.2%
      6,500  Murata Manufacturing Co. Ltd. .....    252,150
      6,400  Rohm Co. Ltd. .....................    693,540
      8,000  Tokyo Electron Ltd. ...............    313,038
                                                -----------
                                                  1,258,728
                                                -----------
             ENERGY AND UTILITIES -- 6.6%
    120,000  BP plc (a) ........................    761,084
     20,000  Eni SpA ...........................    267,126
      7,444  Total Fina Elf SA (a) .............    942,258
                                                -----------
                                                  1,970,468
                                                -----------
             ENTERTAINMENT -- 3.6%
    151,000  Publishing & Broadcasting Ltd. ....    765,575
     24,000  Vivendi Universal SA (a) ..........    318,981
                                                -----------
                                                  1,084,556
                                                -----------
             EQUIPMENT AND SUPPLIES -- 0.5%
     10,000  Terumo Corp. ......................    144,122
                                                -----------
             FINANCIAL SERVICES -- 5.8%
     14,000  Invik & Co. AB, Cl. B .............    454,066
     75,000  Irish Life & Permanent plc, London     774,717
    180,000  Nikko Cordial Corp. (a) ...........    493,338
                                                -----------
                                                  1,722,121
                                                -----------
             FINANCIAL SERVICES: BANKS -- 4.8%
     80,006  Bank of Ireland (a) ...............    854,694
     14,000  UBS AG ............................    595,652
                                                -----------
                                                  1,450,346
                                                -----------
             FINANCIAL SERVICES: INSURANCE -- 1.2%
     28,452  RAS SpA ...........................    353,624
                                                -----------
             FOOD AND BEVERAGE -- 7.2%
     12,000  Carlsberg AS, Cl. B ...............    405,550
     20,000  Coca-Cola Hellenic Bottling Co. SA     254,468
     85,000  Diageo plc (a) ....................    871,967
      7,500  Pernod-Ricard SA ..................    639,172
                                                -----------
                                                  2,171,157
                                                -----------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
             HEALTH CARE -- 19.2%
     14,875  AstraZeneca plc, London (a) .......$   507,158
     14,126  AstraZeneca plc, Stockholm ........    481,477
     13,000  Aventis SA (a) ....................    570,688
     55,140  GlaxoSmithKline plc (a) ...........    970,059
     30,000  Novartis AG (a) ...................  1,111,021
     13,000  Roche Holding AG (a) ..............    778,196
     18,000  Sanofi-Synthelabo SA ..............    905,676
     12,000  Takeda Chemical Industries Ltd. ...    448,305
                                                -----------
                                                  5,772,580
                                                -----------
             HOTELS AND GAMING -- 1.8%
     22,000  Greek Organization of
              Football Prognostics .............    183,409
    165,000  Hilton Group plc (a) ..............    359,263
                                                -----------
                                                    542,672
                                                -----------
             METALS AND MINING -- 6.0%
     85,500  Harmony Gold Mining Co. Ltd. (a) ..  1,060,196
     11,000  Harmony Gold Mining Co. Ltd., ADR .    134,530
     23,000  Newmont Mining Corp. ..............    601,450
                                                -----------
                                                  1,796,176
                                                -----------
             PUBLISHING -- 2.2%
    102,037  News Corp. Ltd. (a) ...............    664,083
                                                -----------
             REAL ESTATE -- 0.9%
     50,000  Cheung Kong (Holdings) Ltd. (a) ...    276,943
                                                -----------
             RETAIL -- 2.7%
     45,000  Boots Group Plc ...................    377,341
     11,000  Ito-Yokado Co. Ltd. ...............    296,846
      5,750  Tod's SpA .........................    143,057
                                                -----------
                                                    817,244
                                                -----------
             TELECOMMUNICATIONS -- 4.4%
        165  Japan Telecom Holdings Co. Ltd. (a)    446,661
        130  KDDI Corp. ........................    383,707
    115,000  Telecom Italia SpA, RNC ...........    484,385
                                                -----------
                                                  1,314,753
                                                -----------
             WIRELESS COMMUNICATIONS -- 3.3%
     45,000  Telefonica Moviles, SA ............    294,625
    346,376  Vodafone Group plc (a) ............    618,675
      4,575  Vodafone Group plc, ADR ...........     83,356
                                                -----------
                                                    996,656
                                                -----------
             TOTAL COMMON STOCKS ............... 29,253,269
                                                -----------
             PREFERRED STOCKS -- 1.0%
             BROADCASTING -- 1.0%
     52,000  ProSieben Sat.1 Media AG, Pfd. ....    309,814
                                                -----------
             WARRANTS -- 0.1%
             METALS AND MINING -- 0.1%
      5,000  Harmony Gold Mining Co. Ltd., ADR,
              expires 06/29/03 .................     35,000
                                                -----------
             TOTAL INVESTMENTS -- 98.6%
              (Cost $37,389,110) ............... 29,598,083
             OTHER ASSETS AND
               LIABILITIES (NET) -- 1.4% .......    425,286
                                                -----------
             NET ASSETS -- 100.0% ..............$30,023,369
                                                ===========
--------------------
 (a) Securities fair valued under procedures established by the Board of Directors.
 ADR - American Depository Receipt.

                     GABELLI INTERNATIONAL GROWTH FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                             Werner J. Roeder, MD
CHAIRMAN AND CHIEF                                VICE PRESIDENT/MEDICAL AFFAIRS
INVESTMENT OFFICER                                LAWRENCE HOSPITAL CENTER
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita                               Anthonie C. van Ekris
ATTORNEY-AT-LAW                                   MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.                         BALMAC INTERNATIONAL, INC.

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

                         OFFICERS AND PORTFOLIO MANAGER
Caesar Bryan                                      Bruce N. Alpert
PORTFOLIO MANAGER                                 PRESIDENT

James E. McKee                                    Gus Coutsouros
SECRETARY                                         VICE PRESIDENT AND TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB009Q103SR

                                                               [GRAPHIC OMITTED]
                                                        PICTURE OF MARIO GABELLI
                    GABELLI
                    INTERNATIONAL
                    GROWTH
                    FUND,
                    INC.
                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2003